Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2113

 Preferred Opportunity Portfolio 2021-1

 Supplement to the Prospectus

Effective April 5, 2021, pursuant to an internal reorganization, Energy Transfer Operating, L.P. (“ETO”) merged with and into a direct wholly owned subsidiary of Energy Transfer LP (“ET”), with ETO surviving as a wholly owned subsidiary of ET. At the closing of the merger, each issued and outstanding preferred unit representing a limited partner interest in ETO was converted into the right to receive one newly created preferred unit representing a limited partner interest in ET. Accordingly, effective immediately, all references in the prospectus to Energy Transfer Operating, L.P. 7.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units are replaced with Energy Transfer LP 7.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units.

Supplement Dated: April 5, 2021